Other liabilities	12 Months Ended
Dec. 31, 2018
Other liabilities [abstract]
Accruals, deferred income and other liabilities

The notes included in this section focus on the Barclays Bank Group’s accruals, provisions and contingent liabilities. Provisions are recognised for present obligations arising as consequences of past events where it is probable that a transfer of economic benefit will be necessary to settle the obligation, and it can be reliably estimated. Contingent liabilities reflect potential liabilities that are not recognised on the balance sheet.

	Barclays Bank Group
	2018	2017
	£m	£m
Accruals and deferred income	2,680	3,147
Other creditors	2,327	5,235
Items in the course of collection due to other banks	141	446
Obligations under finance leases (see Note 22)	4	3
Insurance contract liabilities, including unit-linked liabilities	18	31
Other liabilities	5,170	8,862